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                                                                 EXHIBIT 10.4.17

                             THIRD AMENDMENT TO LOAN
                             AND SECURITY AGREEMENT


         THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of the 21st day of January, 2000, by and among the financial institutions party to the below-described Loan Agreement (the "Lenders"), BANK OF AMERICA, N.A., formerly NationsBank, N.A., as agent for the Lenders (the "Agent"), AMERICAN AIRCARRIERS SUPPORT, INCORPORATED, a Delaware corporation ("AAS"), and the Subsidiaries of AAS party hereto as borrowers (together with AAS, the "Borrowers").

                              W I T N E S S E T H :

         WHEREAS, the Agent, the Lenders and the Borrowers entered into that certain Loan and Security Agreement, dated as of May 25, 1999 (as amended from time to time, the "Loan Agreement"), pursuant to which the Agent and the Lenders agreed to extend certain financial accommodations to the Borrowers; and

         WHEREAS, the Agent, the Lenders and the Borrowers desire to amend the Loan Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1 All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement.

         2. The Loan Agreement is amended by inserting the following new definitions of "AAS Technologies", "AAS Technologies Indebtedness" and "AAS Technologies Investment" in appropriate alphabetical order in SECTION 1.1:

                  "AAS Technologies" means AAS Technologies, Inc., a South Carolina corporation and wholly-owned Subsidiary of AAS; for all purposes under this Agreement, AAS Technologies constitutes a Special Purpose Subsidiary.

                  "AAS Technologies Indebtedness" means the Indebtedness of AAS Technologies, not to exceed $3,000,000 at any time outstanding, owing to O'H Rankin Properties pursuant to that certain subordinated Promissory Note of AAS


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         Technologies in favor of O'H Rankin Properties dated January ___, 2000, provided that none of the Collateral or other assets of any Borrower shall serve as security for such Indebtedness.

                  "AAS Technologies Investment" means, collectively, (a) the purchase by AAS Technologies of a portion of the capital stock of Supply Access, Inc. for not more than $3,000,000, (b) the purchase by AAS Technologies of a portion of the capital stock of Dynamic Imaging, Inc. for not more than $500,000, and (c) any other Investments by AAS Technologies which are approved in advance by the Agent and the Required Lenders from time to time.

         3. The Loan Agreement is amended by deleting the definitions of "Special Purpose Subsidiary Asset" and "Special Purpose Subsidiary Indebtedness" in SECTION 1.1 and substituting the following in lieu thereof:

                  "Special Purpose Subsidiary Asset" means (a) with respect to AAS Technologies, the capital stock of Supply Access, Inc., the capital stock of Dynamic Imaging, Inc., or any other Investments of AAS Technologies approved in advance by the Agent and the Required Lenders from time to time which are acquired via the AAS Technologies Investment, and (b) with respect to any Special Purpose Subsidiary other than AAS Technologies, an item of Inventory, along with the lease agreement relating to such asset.

                  "Special Purpose Subsidiary Indebtedness" means (a) with respect to AAS Technologies, the AAS Technologies Indebtedness, and (b) with respect to any Special Purpose Subsidiary other than AAS Technologies, Purchase Money Indebtedness and Capitalized Lease Obligations incurred by a Special Purpose Subsidiary from a lender for the purpose of financing a Special Purpose Subsidiary Asset, which Indebtedness or Capitalized Lease Obligations shall be secured only by the Special Purpose Subsidiary Asset.

         4. The Loan Agreement is amended by deleting SCHEDULES 6.1(B) and (C) thereto and substituting SCHEDULES 6.1(B) and (C) attached hereto in lieu thereof.

         5. Following the initial formation of AAS Technologies on or prior to the date of this Amendment, no Borrower shall make any additional contribution to the capital of or other payment or transfer of funds to or on behalf of AAS Technologies; provided, however, (a) AAS may sell options with respect to 25,000 shares of its capital stock to O'H Rankin Properties pursuant to that certain Option Agreement between AAS and O'H Rankin Properties dated as of January ___, 2000; and (b) upon the receipt of not less than $10,000,000 in proceeds from the issuance of Subordinated Indebtedness (net of underwriting discounts and commissions and other reasonable costs associated therewith) by the Borrowers, the Borrowers shall use up to $3,100,000 of such proceeds to repay the principal and interest of all outstanding AAS Technologies Indebtedness; provided,


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nothing contained in this clause (b) shall be construed to permit any Borrower to incur any Indebtedness, including Subordinated Indebtedness, except as provided for in the Loan Agreement.

         6. No Borrower shall issue a Special Purpose Subsidiary Guaranty or any other Guaranty on behalf of AAS Technologies.

         7. Upon the repayment in full of all outstanding AAS Technologies Indebtedness, whether pursuant to Paragraph 5 of this Amendment or otherwise, the Borrowers shall promptly cause (a) AAS Technologies to become a Borrower under the Loan Agreement pursuant to SECTION 9.11 thereof, and all assets of AAS Technologies (including, without limitation, all stock of Supply Access, Inc. owned by AAS Technologies) shall become subject to the Security Interest, which shall be a perfected, first-priority Lien; or (b) ownership of all assets of AAS Technologies (including, without limitation, all stock of Supply Access, Inc. owned by AAS Technologies) to be transferred to a Borrower and become subject to the Security Interest, which shall be a perfected, first-priority Lien.

         8. The effectiveness of this Amendment is expressly conditioned upon the receipt by the Agent of true and correct copies of all agreements, promissory notes and other documentation with respect to the AAS Technologies Investment and the AAS Technologies Indebtedness, certified to the Agent and the Lenders by an officer of AAS.

         9. As amended hereby, the Loan Agreement shall be and remain in full force and effect.

         10. The Borrowers agree to pay to the Agent on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and out-of-pocket expenses of legal counsel to the Agent.

         11. To induce the Agent and each Lender to enter into this Amendment, the Borrowers hereby (a) represent and warrant that, as of the date hereof, and after giving effect to the terms hereof, there exists no Default or Event of Default, and (b) acknowledge and agree that no right of offset, defense, counterclaim, claim, causes of action or objection in favor of the Borrowers against the Agent or any Lender exists arising out of or with respect to any of the Secured Obligations or any of the Loan Documents.

         12. To induce the Agent and the Lenders to enter into this Amendment and grant the accommodations set forth herein, each Obligor agrees that (a) except as expressly set forth herein, neither the Agent nor any Lender has agreed to (and has no obligation whatsoever to discuss, negotiate or agree to) any other restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement, (b) no understanding with respect to any other restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement shall constitute a legally binding agreement or contract, or have


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any force or effect whatsoever, unless and until reduced to writing and signed by authorized representatives of each party hereto, and (c) the execution and delivery of this Amendment has not established any course of dealing between the parties hereto or created any obligation or agreement of the Agent or any Lender with respect to any future restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement.

         13. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         14. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

         15. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, other than its laws respecting choice of law.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, the Borrowers, the Agent and the Lenders have caused this Amendment to be duly executed by their authorized officers in several counterparts, all as of the date first above written.

                                       BORROWERS:

                                       American Aircarriers Support,
                                       Incorporated

                                       By:  /s/ Elaine T. Rudisill
                                            ------------------------------------
                                            Elaine T. Rudisill
                                            Assistant Secretary



                                       AAS Engine Services, Inc.

                                       By: /s/ Elaine T. Rudisill
                                            ------------------------------------
                                            Elaine T. Rudisill
                                            Assistant Secretary



                                       AAS Landing Gear Services, Inc.

                                       By:  /s/ Elaine T. Rudisill
                                            ------------------------------------
                                            Elaine T. Rudisill
                                            Assistant Secretary



                                       AAS Complete Controls, Inc.

                                       By:  /s/ Elaine T. Rudisill
                                            ------------------------------------
                                            Elaine T. Rudisill
                                            Assistant Secretary




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                                       AAS-Amjet, Inc.

                                       By:  /s/ Elaine T. Rudisill
                                            ------------------------------------
                                            Elaine T. Rudisill
                                            Assistant Secretary



                                       LENDERS:

                                       BANK OF AMERICA, N.A., formerly
                                       NationsBank, N.A.

                                       By:  /s/ Byron J. Turner III
                                            ------------------------------------
                                            Byron J. Turner III
                                            Vice President



                                       NATIONAL BANK OF CANADA, a Canadian
                                       chartered bank

                                       By:  /s/ C Collie
                                            ------------------------------------
                                            Name: Charles Collie
                                                  ------------------------------
                                            Title: VP & Manager
                                                  ------------------------------


                                       By:  /s/ Dan Shaw
                                            ------------------------------------
                                            Name: Dan Shaw
                                                  ------------------------------
                                            Title: AVP
                                                  ------------------------------



                                       THE CIT GROUP / CREDIT FINANCE, INC.

                                       By:  /s/ Jay Nomina
                                            ------------------------------------
                                            Name: Jay Nomina
                                                  ------------------------------
                                            Title: VP
                                                  ------------------------------



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                                       AGENT:

                                       BANK OF AMERICA, N.A., formerly
                                       NationsBank, N.A.

                                       By:  /s/ Byron J. Turner III
                                            ------------------------------------
                                            Byron J. Turner III
                                            Vice President


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                          NOTARY JURAT FOR EXECUTION OF
                        WRITTEN OBLIGATIONS TO PAY MONEY
                              BY FLORIDA BORROWERS


         On this the 21st day of January, 2000, before me, the undersigned, a Notary Public in and for the State of North Carolina, County of Mecklenburg, Elaine T. Rudisill personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the Assistant Secretary of each of American Aircarriers Support, Incorporated, AAS Engine Services, Inc., AAS-Amjet, Inc., AAS Landing Gear Services, Inc. and AAS Complete Controls, Inc., who, being by me first duly sworn, stated that:

1. She executed the foregoing Third Amendment to Loan and Security Agreement on behalf of such corporations pursuant to their by-laws or resolutions of their boards of directors, said execution taking place in the State of North Carolina, County of Mecklenburg; and

2. She has this day delivered the foregoing instrument to Bank of America, N.A. at Fulton County, Georgia.


                                              Signature of Borrowers' Officer:


                                              By: /s/ Elaine T. Rudisill
                                                 -------------------------------
                                              Name:  Elaine T. Rudisill



Sworn to and subscribed before me this 21st day of January, 2000:

/s/ Judy B. Martin
----------------------------------
         Notary Signature

My Commission Expires:

December 14, 2002
---------------------------------

        [Affix Notarial Seal]




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                          AFFIDAVIT REGARDING DELIVERY

         On this the 25th day of January, 2000, before me, the undersigned, a Notary Public in and for the State of Georgia, County of Fulton, Byron
J. Turner III personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be a Vice President of Bank of America, N.A., who, being by me first duly sworn, stated that Bank of America, N.A., as Agent, has received delivery of the foregoing Second Amendment to Loan and Security Agreement in the State of Georgia, County of Fulton.

                                             /s/ Byron J. Turner III
                                             -----------------------------------
                                             Signature of Officer of Agent



Sworn to and subscribed before me this 25th day of January, 2000:

/s/ ? ? Beam
----------------------------------
        Notary Signature

My Commission Expires:

5/5/00
---------------------------------

    [Affix Notarial Seal]